UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2004

Mercury Interactive Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-22350	77-0224776
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

379 North Whisman Road, Mountain View, California 94043

(Address of Principal Executive Offices)

(650) 603-5200

(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events and Regulation FD Disclosure.

On July 1, 2004, Mercury Interactive Corporation (the “Registrant”), completed its acquisition of privately-held Appilog, Inc., a Delaware corporation. A copy of the press release issued by the Registrant concerning the foregoing transaction is filed herewith as Exhibit 99.1 and is incorporated by reference.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1 Press release of the Registrant, issued on July 1, 2004, announcing that it has completed its acquisition of privately-held Appilog, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2004	MERCURY INTERACTIVE CORPORATION

	By:	/s/ Susan J. Skaer
	Name:	Susan J. Skaer
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
The following exhibit is furnished herewith:

99.1	Press release of the Registrant, issued on July 1, 2004, announcing that it has completed its acquisition of privately-held Appilog, Inc.